SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 29, 2002

FACTUAL DATA CORP.

(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

0-24205	84-1449911

(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Hahns Peak Drive
Loveland, Colorado 80538

(Address of principal executive offices)

(970) 663-5700

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

     On August 29, 2002, the registrant announced that it had mutually terminated its merger agreement with Fidelity National Information Services, Inc. See the attached press release filed herewith as an exhibit.

2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release dated August 29, 2002

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTUAL DATA CORP.

Date: August 30, 2002	By:	/s/ James N. Donnan James N. Donnan, President

4

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 29, 2002